AMENDMENT NO. 1

TO THE

PRODUCTS AND SERVICES AGREEMENT

NO. AIR-12-001

BETWEEN

AIREON LLC

AND

HARRIS CORPORATION

For

Automatic Dependent Surveillance-Broadcast (ADS-B) Payload Development

Aireon LLC Business Proprietary Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 1 (the “Amendment”) to the Products And Services Agreement for ADS-B Payload Development No. AIR 12-001, signed on June 19, 2012 between Aireon LLC and Harris Corporation, Government Communications Systems Division (the “Agreement”) is entered into on this 31st day of July, 2012, by and between Aireon LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Aireon”) and Harris Corporation, Government Communications Systems Division organized in the state of Delaware with offices located at 2400 Palm Bay Road NE, Palm Bay, Florida 32905 USA (“Contractor”).

RECITALS

WHEREAS, Aireon and Contractor have engaged in discussions relating to changes each would like to incorporate in the Agreement; and

WHEREAS, the Parties now desire to amend Articles 1,13.2, 17.2, 20, Exhibit C and Exhibit F of the Agreement, and Sections 1 , 4.1 and 8 of the Statement of Work.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Aireon to Contractor under the Agreement and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby amend the Agreement as follows:

1.	Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

2.	Article 1 Definitions Item (j):

Change the title from “Business Proprietary Information” to “Proprietary Information”.

3.	Article 13.2 Background Intellectual Property: Section 13.2.1 Background Intellectual Property is hereby deleted and replaced in its entirety as follows:

“All Background Intellectual Property and all Background IP Rights which are (a) created, acquired or otherwise obtained [***], or (b) developed [***], shall remain the sole and exclusive property of the Party who developed and owned such Background Intellectual Property and Background IP Rights. Contractor hereby grants to Aireon a fully-paid, royalty-free, worldwide, non-exclusive, license right limited solely to the Aireon System and future Aireon System enhancements to, either directly, or through its duly authorized agents, representatives, and subcontractors, [***] any of Contractor’s Background IP Rights and Background IP provided, delivered, or utilized under this Agreement for [***]. Except as provided in Article 13; no other rights expressed or implied are granted to Contractor’s Background IP. The Contractor’s Background IP is detailed in Exhibit F of this Agreement. The Parties agree that, if necessary, Exhibit F may be updated as needed during the Term of the Agreement.”

Aireon LLC Business Proprietary Information	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Article 17.2 Consequences of Default Termination, change “Section 17.2.1 Termination by the Contractor for default of Aireon” to read “Section 17.2.2 Termination by the Contractor for default of Aireon”.

5.	Article 20 – Dispute Resolution: Section 20.1 Escalation is hereby modified by (i) deleting the words “such dispute to arbitration in accordance with Article 20.2 hereunder” immediately following the text “either Party may” in the last sentence and (ii) inserting the words “such dispute to resolution by a court of law in accordance with Article 20.2 hereunder.”

6.	Exhibit C Milestone Payment Plan Firm Fixed Price: Exhibit C is hereby deleted and replaced in its entirety by the following new Exhibit C:

EXHIBIT C – MILESTONE PAYMENT PLAN

FIRM FIXED PRICE (Revised)

Milestones and Milestone Reviews	Planned Date* (Not Due Date)	Payment Amount
[***]	[***]	[***]
$114,700,000
[***]
[***]

7.	Exhibit F Contract Background Intellectual Property Subject to Contract Article 13 – Intellectual Property: Exhibit F is hereby deleted and replaced in its entirety by the following new Exhibit F:

Aireon LLC Business Proprietary Information	3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F – CONTRACT BACKGROUND INTELLECTUAL PROPERTY SUBJECT TO CONTRACT ARTICLE 13 - INTELLECTUAL PROPERTY (Revised)

Harris asserts for itself, or the person identified below, that the use, release or disclosure of the following technical data or computer software should be restricted:

Background Intellectual Property	Basis for assertion	Name of person asserting restrictions
[***]	[***]	[***]

8.	Exhibit A - Statement of Work is hereby amended as follows: [***]

This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

All other provisions of the Agreement not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the date set forth in the Preamble.

For Aireon	For Contractor

AIREON LLC	HARRIS CORPORATION GOVERNMENT COMMUNICATIONS SYSTEMS DIVISION

By:	/s/ Donald L. Thoma	By:	/s/ Janis Rubin-Telles

Name:	Donald L. Thoma	Name:	Janis Rubin-Telles

Title:	President & CEO	Title:	Contract Manager

Date:	7/31/12	Date:	8/15/2012

Aireon LLC Business Proprietary Information	4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.